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                                      LOGO

                           LONGLEAF PARTNERS FUNDS (SM)

                                QUARTERLY REPORT
                             at September 30, 2000

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
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                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1

Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    7
  Performance History* and Portfolio Summary...............    9
  Portfolio of Investments.................................   10

Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   12
  Performance History* and Portfolio Summary...............   14
  Portfolio of Investments.................................   16

Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   18
  Performance History* and Portfolio Summary...............   20
  Portfolio of Investments.................................   22

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   24
  Performance History* and Portfolio Summary...............   26
  Portfolio of Investments.................................   28
Service Directory..........................................   30
Trustees and Officers......................................   31

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

We have much to celebrate at the end of the third quarter. The Longleaf Partners Funds posted another three months of solid absolute and relative performance, with returns ranging from 4.9% to 9.6%. Additionally, all four funds delivered meaningful results through the first nine months of 2000, a period when a number of our peers experienced material declines and major stock market indices such as the DJIA, S&P 500, NASDAQ, and EAFE dropped 6.3%, 1.4%, 9.7%, and 12.6%, respectively.

                                                                PERIOD ENDED 9/30/00
                                                              -------------------------
                                                              QUARTER      YEAR-TO-DATE
                                                              -------      ------------
LONGLEAF PARTNERS FUND......................................    4.9%            7.6%
S&P 500 Index...............................................   -1.0%           -1.4%
LONGLEAF PARTNERS INTERNATIONAL FUND........................    9.6%           23.2%
EAFE Index..................................................   -8.4%          -12.6%
LONGLEAF PARTNERS REALTY FUND...............................    5.9%           11.2%
Wilshire Real Estate Securities Index.......................    8.5%           25.0%
LONGLEAF PARTNERS SMALL-CAP FUND............................    4.9%            6.5%
Russell 2000 Index..........................................    1.1%            4.2%

August also marked Southeastern Asset Management's 25th anniversary. After a quarter of a century, the saying that "the more things change, the more they stay the same" applies to much of what we have learned.

FEAR AND GREED DRIVE MARKET SWINGS, BUT OWNERS WILL GET PAID A BUSINESS' VALUE. In 1975 we were coming out of one of the worst and longest bear markets in history. Fear was abundant (especially as measured by the looks of disbelief and pity we got when we told family and friends that it was an opportune time to start an investment management firm). The bear market had not only taken much excess out of the overpriced "Nifty Fifty," which we discussed in our first quarter letter, but the fear had left many exceptional businesses selling for less than half their worth. The S&P 500 had fallen from a P/E ratio of 18.4 times trailing earnings at year-end 1972 to 7.7 times two years later.

Benjamin Graham's teachings stood ready -- financially sound, good businesses run by capable management teams and offered at steep discounts to intrinsic value present low-risk, high-return opportunities for the intelligent investor. We took advantage of the market's bargains and built the foundation for a successful long-term record of compounding.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Twenty-five years later we appear to be seeing the end of a ten-year bull run as measured by the S&P 500 and NASDAQ. Greed lifted the prices of many companies, especially those driving these two indices, to unprecedented levels. Recently, however, a dose of reality and some fear have crept into the market. Many stocks had become so inflated with unrealistic assumptions about growth, that small adjustments to earnings expectations have caused huge price dislocations. Over the last six months the S&P 500 has declined 3.6% and the NASDAQ has plunged 19.7%. Because recent excesses in the bull market existed in large-cap technology and dot.com related companies, the newfound fear has had little impact on Longleaf's holdings, which already had a large margin of safety between price and value. Longleaf's net asset values over the last two quarters have climbed between 12.0% and 20.7%.

The dramatic relative swing between the indices and Longleaf might cause one to conclude that fear and greed have approached equilibrium. The numbers tell us otherwise. A significant divergence remains in the market. The NASDAQ still sells at 146 times trailing earnings. The chart below shows the average P/E of S&P 500 companies broken into quintiles. The wide dispersion confirms what we have found -- attractively priced businesses are still available. Our parsimony highlights Longleaf's opportunity -- the Funds' average price to after-tax free cash flow is a low 8 to 9 times.

                                   P/E Chart

                 AVERAGE P/E'S OF S&P 500 COMPANIES BY QUINTILE
                                    9/30/00

The chart shown in the printed report is a bar graph with five parallel vertical bars along the horizontal axis, and matching coordinates on the vertical axis, as follows:

                  Horizontal Axis               Vertical Axis

                  1st Quintile --                     9
                  2nd Quintile --                     13
                  3rd Quintile --                     17
                  4th Quintile --                     26
                  5th Quintile --                     58

We find ourselves as enthusiastic today as we were 25 years ago about the opportunity imbedded in our holdings. All four Longleaf Funds are selling at approximately 55% of our appraisal of their values, implying substantial returns when these businesses reach intrinsic worth. As contrasted with the mid-1990's

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

when we closed our funds and turned away new shareholders, our message to clients today echoes that of a quarter century ago -- now is a compelling time to increase your stake in the Longleaf Funds or to become a new partner.

OUR MANAGEMENT PARTNERS ARE CRITICAL TO OUR OUTCOME.
A second truism that has not changed in 25 years is how much our success depends on associating with high quality management partners. Assessing CEOs is one of our most challenging endeavors. Management can mislead us about their intentions as well as the realities confronting a business, and even honorable executives can make mistakes. In spite of the challenge, working hard to find top-notch corporate leaders is more than worth the effort. Good management can magnify value creation at a dominant, competitively entrenched business; mediocre leadership can imperil an average company. Corporate stewards greatly determine how fast business value grows and whether intrinsic worth gets recognized. Our most successful investments have been largely due to corporate partners who consistently and constructively acted to build per share value. Conversely, most of our opportunity costs and frustrations have occurred at the hand of executives who proved to be misdirected, incapable, or less than honorable.

We prefer not to divulge specifics on how we screen for corporate leadership, personal character, competence, passion, and the proper set of incentives. We will tell you we have 100% of our equity capital and careers committed to selecting good management partners, and half of our research effort is spent on this endeavor.

THE MARGIN OF SAFETY AND VALUE GROWTH PROTECT US AND REWARD US.
Graham defined an investment as something that offers safety of principle and an adequate return. For the last 25 years we have increasingly seen the importance of the margin of safety in providing both our protection and our reward. In our March 2000 quarterly letter we discussed the substantial return opportunity presented when we pay half of appraisal for a company and when the value of the business grows.

The margin of safety that generates the return also creates a cushion if something unexpected lowers the value. In spite of our tremendous effort to appraise companies and assess managements, we can misjudge our partners or lower our appraisals because of unanticipated events such as new competitive threats, changes in interest rates, legal claims, or regulatory surprises. Paying half of a company's worth at the outset provides a cushion; even if an unanticipated occurrence lowers our appraisal by 20% or more, the value remains higher than the price we paid.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Over the last quarter century our focus on the margin of safety has evolved from simply paying a low entry price to also assessing how the value of a company will build. If a business is cheap but its value stagnant, we have some protection and return opportunity. Both are enhanced, however, if the value is building faster than inflation. The value build means a higher return when we do get paid, thus lowering the opportunity cost of waiting. Value growth also benefits taxable investors who defer taxable gains if the value rises faster than the stock price.

PARTNERSHIP AND ACCOUNTABILITY ARE A THREE-WAY RELATIONSHIP.
A large part of our success over 25 years stems from the common goals we share in our three-way partnership. Longleaf's shareholders, the employees of Southeastern, and corporate management at our investees all have a substantial stake in the underlying companies' shares. Each partner has a responsibility in our joint outcome. Fund shareholders must take a long-term view and understand the benefits of investing at times of market despair. Southeastern's employees must select the portfolio holdings wisely and deliver real, long-term performance of at least inflation plus 10%. Our corporate partners must make intelligent operating and capital allocation decisions to grow business values and have those values recognized.

COMMUNICATING WITH SHAREHOLDERS IS IMPERATIVE.
We endeavor to keep our partners well informed of our progress. Enclosed is a copy of the "Forbes Honor Roll" of 15 funds selected for their capital preservation and long-term performance. Other recent articles appearing in AAII Journal, Outstanding Investor Digest, and the New York Times can be accessed or ordered on our web site, www.longleafpartners.com.

We encourage you to use our web site. In addition to relevant articles, from time to time we post conversations with the portfolio managers to answer shareholder questions. With our successful transfer agent conversion in August, we also added the capability to look up account information electronically. As we enhance the site, we welcome your comments and suggestions for content, presentation, or navigation.

PORTFOLIO CHANGES TO CONFORM WITH TAX CODE DIVERSIFICATION STANDARDS.
To meet the tax code requirements for diversification at each quarter end, positions of 5% or less combined with holdings where we own no more than 10% of a company must total at least half of the assets in each fund. Because we run concentrated portfolios and our holdings do not move in synch with one another, we sometimes scale back a position which has appreciated to over 5% of the portfolio.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Many shareholders review our portfolio changes from quarter to quarter with great scrutiny. We mention our diversification-related portfolio management because we do not want anyone to read too much into a position's slight reduction.

WE WANT TO KEEP YOU APPRISED OF DISTRIBUTION PLANS.
Our capital gains distribution will be in early November, around the 7th. We will not know the final amounts until that time, and any activity through October 31 will be included. We are using our web site to keep shareholders aware of distribution plans. Through September the Small-Cap and Realty Funds have little to no gains to pay out. The Partners Fund has some long-term realized gains from the conclusion of our Philips Electronics sale late last year. At this point the level of payout is approximately 8% of NAV. Along with the success of the International Fund have come meaningful gains, 16% of NAV. Because the Fund is only two years old, a large part of those are short-term.

We will also have a small income distribution in late December. Please use www.longleafpartners.com to keep abreast of all distribution information.

We appreciate the part you have played in our success over the last 25 years. We believe the future has never looked brighter for the risk averse, disciplined value buyer.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                            (Intentionally Left Blank)

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund completed a second consecutive quarter of strong absolute and relative performance. The Fund rose 4.9% over the last three months while the S&P 500 declined 1.2% and the Value-Line appreciated 2.9%. Year-to-date the Partners Fund is up 7.6% versus -2.2% for the S&P and -2.6% for the Value Line.

Several holdings contributed to our successful quarter. Nippon Fire and Marine's stock appreciated 39%. Ken Matsuzawa is transforming Nippon from a well-capitalized and well-operated Japanese non-life insurance company to one that is also focused on building shareholder value. To that end, Nippon has repurchased significant amounts of its undervalued shares, established share ownership requirements for management, and is reviewing a stock option plan and bringing outside members to its board. Meanwhile, many competitors have made capital allocation blunders by investing in undercapitalized banks and life insurance companies. While the market has partially recognized Matsuzawa's operational and asset-management efforts, the company continues to trade at a dramatic discount to its liquidation and ongoing business values.

Our hotel businesses also posted strong returns with Hilton and Host Marriott both rising over 20% in the quarter. Each company has delivered better than expected results, benefiting from having top branded hotels in supply constrained markets. Demand for rooms has been much stronger than plan, and new supply growth is slowing. In spite of the progress, both Hilton and Host Marriott sell for extremely low prices.

FedEx had a successful quarter; the stock advanced 17%. Fred Smith and his team are strengthening the domestic business with the integration of air, ground, and home delivery capability. Overseas volume growth continues to exceed optimistic projections. The focus on improving yields and achieving high returns on capital has benefited shareholders. Additionally, fuel surcharges and hedging are helping protect margins against rising fuel prices. The price remains well below our appraisal.

Georgia Pacific Timber Group's stock jumped when Plum Creek, a timber REIT, announced its intention to purchase the company. The proposed merger awaits approvals. The new structure offers substantial tax benefits to shareholders as well as the opportunity to own some of North America's best timberland at well below its private market value.

Waste Management gave up some of its second quarter gain, retreating 8% in the quarter on nothing but positive news. Two-thirds of the decline occurred on the

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

final trading day of September amid frantic quarter-end portfolio window dressing. On the first day of the fourth quarter the stock regained almost half its third quarter loss. Trading frenzy notwithstanding, Maury Myers and his management team continue to make solid progress. Non-strategic asset sales have generated in excess of $2.1 billion thus far; the company's unit growth remains firm, implying pricing opportunity; improved systems are enabling better tracking and financial management; Waste is canceling unprofitable collection contracts; and reported results continue to meet expectations. The stock sells for less than half of our conservative appraisal.

In July Aetna announced the sale of its financial services and international assets to ING for $7.7 billion. Shareholders will receive $35 per share in the fourth quarter plus a new share of a well-capitalized healthcare management business. The board has recently appointed John Rowe as CEO, who is well qualified to lead the turnaround of the health business. Our appraisal of the current combined Aetna is in excess of $90 per share; the stock sells for $58.06.

The Partners Fund portfolio was mostly unchanged in the quarter. We sold our small stake in Nabisco when the price reached appraisal upon the company's sale. We own nineteen competitively entrenched businesses run by quality managers. In aggregate our portfolio sells for 55% of our appraisal; no holding is priced at more than 80% of value. We are fully invested and have several new ideas ready for new cash. Our confidence and enthusiasm reflect how well positioned we are for continued good results. It is a particularly opportune time to add to your Partners Fund investment.

                      PARTNERS FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000

                                                   Value-Line
                              PARTNERS   S&P 500   (Geometric)   Inflation
                                FUND      Index       Index      Plus 10%*
                              --------   -------   -----------   ---------
Year-to-Date                    7.56%     (1.44)%     (2.59)%      10.17%
One Year                        7.02      13.28        0.53        12.92
Five Years                     14.59      21.67        4.87        12.44
Ten Years                      19.35      19.42        8.27        12.68

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 45.7% OF NET ASSETS)

WASTE MANAGEMENT, INC. (WMI)                                               15.5%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

MARRIOTT INTERNATIONAL, INC. (MAR)                                         10.9%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, and Residence Inn names.

FEDEX CORPORATION. (FDX)                                                    7.5%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

GENERAL MOTORS CORPORATION (GM)                                             6.4%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

HILTON HOTELS CORPORATION (HLT)                                             5.4%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

                               PORTFOLIO CHANGES
                   JANUARY 1, 2000 THROUGH SEPTEMBER 30, 2000

               NEW HOLDINGS                             ELIMINATIONS
               ------------                             ------------
Diageo plc                                 Alexander & Baldwin, Inc.
Diageo plc (ADR)                           Boston Properties Inc.
Nabisco Holdings Corp. - Class A           Crestline Capital Corporation
                                           Koninklijke Philips Electronics N.V.
                                           Nabisco Holdings Corp. - Class A
                                           The Pioneer Group, Inc.
                                           United Healthcare Corporation
                                           The Yasuda Fire & Marine Insurance
                                             Company, Ltd.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2000 (UNAUDITED)

      SHARES                                                          MARKET VALUE
    ----------                                                       --------------
Common Stock 96.9%

                     Beverages 4.8%
    15,577,000       Diageo plc (Foreign).........................   $  139,219,944
       650,000       Diageo plc ADR (Foreign).....................       22,953,125
                                                                     --------------
                                                                        162,173,069
                                                                     --------------
                     Environmental Services 16.3%
     2,890,900   *   Allied Waste Industries, Inc.................       26,560,144
    29,958,789       Waste Management, Inc........................      522,406,383
                                                                     --------------
                                                                        548,966,527
                                                                     --------------
                     Health Insurance 3.1%
     1,768,400       Aetna Inc....................................      102,677,725

                     Lodging 20.2%
    15,610,000       Hilton Hotels Corporation....................      180,490,625
    11,700,250       Host Marriott Corporation....................      131,627,813
    10,103,600       Marriott International, Inc..................      368,149,925
                                                                     --------------
                                                                        680,268,363
                                                                     --------------
                     Manufacturing 1.7%
     4,450,000   *   UCAR International, Inc......................       56,459,375

                     Multi-Industry 6.4%
     3,323,000       General Motors Corporation...................      215,995,000

                     Natural Resources 12.8%
     6,263,200       Georgia-Pacific Corporation - Timber Group...      168,323,500
    11,201,032   *   Pioneer Natural Resources Company............      158,914,641
     2,900,000       Rayonier Inc.................................      104,218,750
                                                                     --------------
                                                                        431,456,891
                                                                     --------------
                     Property & Casualty Insurance 4.9%
    40,088,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign).............................      165,085,549

                     Publishing 4.5%
     2,973,300       Knight Ridder, Inc...........................      151,080,806

                     Real Estate 4.6%
     9,122,700       TrizecHahn Corporation (Foreign).............      153,375,394

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2000 (UNAUDITED)

      SHARES                                                       MARKET VALUE
    ----------                                                    --------------
                  Restaurants 5.3%
     5,848,300   *Tricon Global Restaurants, Inc...............   $  179,104,187

                  Transportation 12.3%
     6,255,000    Canadian Pacific Limited (Foreign)...........      162,630,000
     5,678,000   *FedEx Corporation............................      251,762,520
                                                                  --------------
                                                                     414,392,520
                                                                  --------------
                  TOTAL COMMON STOCKS (COST $3,446,040,209)....    3,261,035,406
                                                                  --------------

       PAR
    ----------
    Short-Term Obligation 2.2%
    73,467,000       Repurchase Agreement with State Street Bank,
                       5.55% due 10-2-00 (Collateralized by U.S.
                       government agency securities)..............       73,467,000
                                                                     --------------
TOTAL INVESTMENTS (COST $3,519,507,209)(a)................   99.1%    3,334,502,406
OTHER ASSETS AND LIABILITIES, NET.........................    0.9        31,763,422
                                                            -----    --------------
NET ASSETS................................................  100.0%   $3,366,265,828
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $22.04
                                                                     ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 19% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value      Gain
-------------   ---------------------------------  ------------   -----------
5,500,000,000   Japanese Yen 12-28-00............  $ 51,702,475   $5,571,294
5,500,000,000   Japanese Yen 3-29-01.............    52,483,322       37,686
4,500,000,000   Japanese Yen 6-29-01.............    43,607,750    2,017,313
                                                   ------------   ----------
                                                   $147,793,547   $7,626,293
                                                   ============   ==========

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund rose 9.6% in the third quarter versus an 8.4% decline in the EAFE Index. Year-to-date, the International Fund is up 23.2% against a 12.6% decline for EAFE. Broad-based advances from across the portfolio drove performance. Fifteen of our twenty-three holdings made positive contributions during the quarter of continued weakness in most international markets.

Relative performance does not drive us, but when it is this strong, we remind our partners of our objective. We want to achieve returns of at least inflation plus 10% while taking little business risk and eliminating foreign currency exposure. Our foreign currency policy has not and will not impact absolute returns. Most of our peers do not hedge. As a result, hedging has helped our relative performance this year. We hope that our partners share our focus on the absolute performance of our underlying equity picks, because relative factors will not always swing our way.

The largest contributors to our performance this quarter were our investments in the non-life insurance industry. Nippon Fire and Marine, the Fund's second largest holding, appreciated 39%. Ken Matsuzawa is transforming Nippon from a well-capitalized and well-operated Japanese non-life insurance company to one that is also focused on building shareholder value. To that end, Nippon has repurchased significant amounts of its undervalued shares, established share ownership requirements for management, and is reviewing a stock option plan and bringing outside members to its board. Meanwhile, many competitors have made capital allocation blunders by investing in undercapitalized banks and life insurance companies. While the market has partially recognized Matsuzawa's operational and asset-management efforts, the company continues to trade at a dramatic discount to its liquidation and ongoing business values. Nissan Fire and Marine also advanced strongly during the quarter, helped partly by management's decision to repurchase 2% of outstanding shares.

Fairfax Financial's rise reflected both operational improvements driven by higher renewal policy rates and recognition of Fairfax's extreme undervaluation. We sold our position in Sampo Insurance as it approached our appraisal after returning nearly 70% over the past year, thanks to the exceptional work of Sampo's management team.

Several other companies made key contributions to the Fund's performance. DeBeers continues to generate cash at an unprecedented rate while positioning itself to become the "supplier of choice" to the diamond market. Although DeBeers advanced over 10% during the quarter, almost all of this appreciation

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

reflected the price rise of its holding in Anglo-American, a global mining conglomerate that we believe is fairly valued.

Molson's new management has cut costs and strengthened its beer brand faster than we had hoped. The stock advanced 18% during the quarter, but because management has built value at nearly the same pace, the company remains undervalued. Gendis resolved a key lawsuit that leaves the company with a hard asset value of nearly $12.00 per share and no financial risk. Even after a 27% rise during the quarter, the company continues to sell at a large discount to appraisal.

Two positions hurt our performance this quarter, Brierley Investments and Wisconsin Central. Public quotes for Brierley's subsidiaries and Brierley itself declined during the quarter, even though Brierley reported results that surpassed our expectations. Operations at all three core investments are proceeding better than hoped, and CEO Greg Terry's smart investments have offset the company's structural exposure to weak economies and currencies in Southeast Asia. We remain excited about our opportunity at Brierley. At Wisconsin Central fuel prices hurt margins and growth in all three locations (North America, U.K., and New Zealand) slowed. New management at each rail is working to turn around results. The company is attractive to larger railroads which are prohibited by the Surface Transportation Board from executing mergers until June 2001. We have filed a 13-D to enable us to have open conversations with management and other large shareholders to chart an optimal outcome. The company remains at 50% of appraisal.

We used cash inflows and the proceeds from our Sampo sale to add to existing holdings and fund three new investments. Tricon Global Restaurants' KFC, Pizza Hut, and Taco Bell brands are well known in the U.S. We bought the position in the International Fund because over a third of Tricon's current value is in its international operations. More important, Tricon's incremental investment dollars are going to international expansion, where the company consistently generates high margins and double-digit returns on capital. We also purchased Brascan, a Canadian conglomerate whose most valuable asset is Brookfield, one of the highest quality office real-estate companies we have encountered in North America. Finally, we also purchased Tenma, a Japanese manufacturer of household molded products run by an owner operator and available for less than the net cash on its balance sheet.

We are pleased with our performance this year and excited by our possibilities going forward. The Fund's composite price-to-value ratio remains below 60%.

                    INTERNATIONAL FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000

                                       INTERNATIONAL    EAFE    Inflation
                                           FUND        Index    Plus 10%
                                       -------------   ------   ---------
Year-to-Date                               23.21%      (12.59)%   10.17%
One Year                                   22.81         1.95     12.92
Since Public Offering 10/26/98             30.43        10.55     13.37

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 44.0% OF NET ASSETS)

DE BEERS CONSOLIDATED MINES LTD. (DBRSY)                                   11.1%
World's largest diamond miner and marketer.

THE NIPPON FIRE & MARINE INSURANCE COMPANY, LTD.                           10.6%
Japanese provider of both non-life (property/casualty) and life insurance services.

TRIZECHAHN CORPORATION (TZH)                                                9.0%
A Canadian based real estate development company with commercial and retail properties across North America and Europe and a 33% stake in Global Switch, a telecom real estate service company.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    7.7%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

DIAGEO PLC (DGE)                                                            5.6%
Owner of premium spirits brands including Smirnoff, Johnnie Walker, Tanqueray, Gordons, Hennessy, and Baileys; the world's leading stout, Guinness; and the Burger King restaurant franchise.

                     INTERNATIONAL FUND - PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 2000 THROUGH SEPTEMBER 30, 2000

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Brascan Corporation                 Banco Hipotecario
Diageo plc                          Bemrose Corporation plc
Diageo plc (ADR)                    The Dai-Tokyo Fire and Marine
Fairfax Financial Holdings Limited    Insurance Company Ltd.
Guinness Peat Group plc             Ezaki Glico Co., Ltd.
Jarvis Hotels plc                   Hollinger Inc.
Molson Inc. -- Class A              Jarvis Hotels plc
Tenma Corporation                   Kentucky Fried Chicken Japan
Tricon Global Restaurants, Inc.     Nippon Broadcasting System
TrizecHahn Corporation              Sampo Insurance Company Ltd.
                                    Wassall PLC
                                    The Yasuda Fire & Marine Insurance
                                      Company, Ltd.

                        COUNTRY ALLOCATION OF PORTFOLIO
                             (STOCKS AND FORWARDS)

Canada................................   42.9%
Japan.................................   20.2
United Kingdom........................   11.1
South Africa..........................   10.8
United States.........................    6.6
Singapore.............................    5.2
Bermuda...............................    3.2
                                        -----
                                        100.0%
                                        =====

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    -----------                                                         ------------
Common Stock 99.8%
                      Beverages 10.1%
        909,200       Diageo plc (United Kingdom)....................   $  8,126,005
        395,300       Diageo plc ADR (United Kingdom)................     13,959,031
        797,000       Molson Inc. -- Class A (Canada)................     18,142,529
                                                                        ------------
                                                                          40,227,565
                                                                        ------------
                      Food 0.4%
         47,800       Weetabix Limited (United Kingdom)..............      1,572,459

                      Multi-Industry 11.8%
        753,800       Brascan Corporation (Canada)...................      9,744,390
    129,910,000       Brierley Investments Limited (Singapore).......     18,662,012
      8,792,199       Guinness Peat Group plc (United Kingdom).......      5,557,186
        555,000       Sea Containers Limited (Bermuda)...............     12,938,438
                                                                        ------------
                                                                          46,902,026
                                                                        ------------
                      Natural Resources 19.6%
      1,585,000       De Beers Consolidated Mines Ltd. (South
                        Africa)......................................     43,884,688
      3,349,996   *   Gendis Inc. (Canada)(b)........................     17,589,371
      3,084,000   *   Gulf Canada Resources Limited (Canada).........     16,576,500
                                                                        ------------
                                                                          78,050,559
                                                                        ------------
                      Plastics 0.7%
        226,000       Tenma Corporation (Japan)......................      2,591,280

                      Property & Casualty Insurance 23.4%
        245,000   *   Fairfax Financial Holdings Limited (Canada)....     30,653,496
     10,250,000       The Nippon Fire & Marine Insurance Company,
                        Ltd. (Japan).................................     42,210,309
      6,620,000       The Nissan Fire & Marine Insurance Company,
                        Ltd. (Japan).................................     19,910,218
                                                                        ------------
                                                                          92,774,023
                                                                        ------------
                      Publishing 5.3%
      1,248,500       Hollinger International Inc. (Canada)..........     20,912,375

                      Real Estate 13.1%
      4,671,600   *   O&Y Properties Corporation (Canada)............     16,300,611
      2,118,000       TrizecHahn Corporation (Canada)................     35,608,875
                                                                        ------------
                                                                          51,909,486
                                                                        ------------
                      Restaurants 7.0%
      1,212,000       MOS Food Service, Inc. (Japan).................     12,808,651
        490,000   *   Tricon Global Restaurants, Inc. (United
                        States)......................................     15,006,250
                                                                        ------------
                                                                          27,814,901
                                                                        ------------
                      Retail 3.6%
      3,390,000       Safeway plc (United Kingdom)...................     14,384,770

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    -----------                                                         ------------
                      Transportation 4.8%
        280,000       Canadian Pacific Limited (Canada)..............   $  7,280,000
      1,095,200   *   Wisconsin Central Transportation Corporation
                        (United States)..............................     11,568,050
                                                                        ------------
                                                                          18,848,050
                                                                        ------------
                      TOTAL COMMON STOCKS (COST $370,364,868)........    395,987,494
                                                                        ------------

       PAR
    ----------
Short-Term Obligation 0.2%

       859,000       Repurchase Agreement with State Street Bank, 5.55% due
                       10-2-00 (Collateralized by U.S. government agency
                       securities).........................................         859,000
                                                                              -------------
TOTAL INVESTMENTS (COST $371,223,868)(a)...........................   100.0%    396,846,494
      SHARES
    ----------
Securities Sold Short (3.8)%

      (285,000)      Anglo American plc (United Kingdom) (Proceeds
                       $16,315,363)................................    (3.8)    (15,135,700)
OTHER ASSETS AND LIABILITIES, NET..................................     3.8      15,216,159
                                                                     ------   -------------
NET ASSETS.........................................................   100.0%  $ 396,926,953
                                                                     ======   =============
NET ASSET VALUE PER SHARE..................................................          $14.81

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes.
(b) Illiquid security.
    Note: Country listed in parenthesis after each company indicates location of headquarters.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value      Gain
-------------   ----------------------------------  ------------   ----------
    2,500,000   Australian Dollar 3-29-01           $ 1,354,811    $  107,109
    9,000,000   British Pound 12-28-00               13,329,755     1,205,245
    4,000,000   British Pound 6-29-01                 5,937,725       103,475
    5,750,000   Canadian Dollar 3-29-01               3,838,240       101,555
   35,250,000   Canadian Dollar 6-29-01              23,577,228       414,605
2,500,000,000   Japanese Yen 12-28-00                23,501,125     2,524,276
2,550,000,000   Japanese Yen 3-29-01                 24,333,177     1,369,877
3,250,000,000   Japanese Yen 6-29-01                 31,494,486       244,749
   21,600,000   New Zealand Dollar 12-28-00           8,784,771     1,531,690
   18,000,000   New Zealand Dollar 3-29-01            7,320,601       679,679
    3,000,000   New Zealand Dollar 6-29-01            1,219,038        60,762
    4,000,000   New Zealand Dollar 9-28-01            1,624,000        31,600
                                                    ------------   ----------
                                                    $146,314,957   $8,374,622
                                                    ============   ==========

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Longleaf Partners Realty Fund gained 5.9% in the third quarter, bringing its year-to-date return to 11.2%. We are pleased with these absolute returns but they are below the Realty Fund's benchmarks. As long-term investors in the Fund this disparity represents a significant opportunity.

We are focused on intrinsic value-per-share and its growth at the companies we own. The values at most of our core holdings are building at mid-teen rates, and we will be rewarded for being patient investors. Where the value growth is lower, we are working with our management partners to realize current value to enable us to allocate the capital into more rapidly compounding, long-term investments. The implied returns from both types of companies are high.

We made material progress at several companies during the third quarter:

Hilton Hotels: Operating results at our largest holding are exceeding our expectations. The Promus hotel brands (Hampton Inns, Embassy Suites, Homewood Suites, and Doubletree) acquired late last year have benefited from Hilton's reservation and marketing systems. Demand for rooms has been much stronger than plan and supply growth is slowing. We expect Hilton's free cash flow and value to compound at a mid-teen rate. Hilton sells for approximately 5.5X FFO (funds from operations) and 7.25X free cash flow. These multiples are less than half those afforded the "Blue Chip REIT's" that have led the publicly traded real estate rebound so far in 2000. Hilton, a C-Corp., is growing faster than any other REIT that we know. Some of these attributes received recognition in the third quarter as the stock rose over 20%. The company remains below half of our appraisal.

Catellus: The company is also a C-Corp. Market rents in Catellus' core markets of San Francisco and Silicon Valley have exceeded our wildest expectations. The company owns large blocks of fully entitled land in severely supply constrained areas where demand for space is extremely high. As Catellus signs long-term leases and sells land, the company will deliver outstanding economics over the next several years. While management's progress was rewarded over the last three months with a 17% price rise, the stock still sells at a significant discount.

Forest City Enterprises: This C-Corp. has grown its value by approximately 25% from a year ago through strong same property results and new developments such as Times Square which are intelligently financed with property specific, non-recourse debt. Forest City was selected to re-develop the Denver-Stapleton Airport, the largest urban in-fill, mixed-use development ever undertaken by a single firm. Forest City's initial capital outlay for this project is very modest due to astute financing.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Prime Group Realty Trust: The company announced that it has hired three investment advisors to explore options to maximize shareholder value, including the possible sale of the business. Meanwhile, Dearborn Center, the 1.5 million square foot Class A office complex located in the Chicago CBD and anchored by Bank One, has broken ground. Fundamentals in Prime Group's core Chicago office markets remain strong.

Bayview Capital: Bayview has also hired an advisor to help assess its strategic alternatives for maximizing shareholder value. As part of this process, Bayview has shut down its disastrous FMAC subsidiary investment. The closure should highlight the earnings power and value of Bayview's core deposit franchise in the San Francisco Bay area.

Excel Legacy: Excel Legacy hurt our results in the third quarter. In contrast to the market reaction, we are encouraged that the company made material progress in its business plan to sell non-core assets, focus on its most promising developments, and repurchase stock.

Longleaf Partners Realty Fund looks different than other real estate funds because we, as the largest investors in the Fund, seek to maximize LONG-TERM returns by buying out of favor, quality real estate companies run by capable, shareholder-oriented management partners. As these companies return to favor and their values are properly capitalized in the stock market, we expect to reap outstanding returns.

                       REALTY FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000

                                              Wilshire
                                             Real Estate
                                    REALTY   Securities    NAREIT   Inflation
                                     FUND       Index      Index    Plus 10%*
                                    ------   -----------   ------   ---------
Year-to-Date                        11.19%      24.95%     21.56%     10.17%
One Year                             7.39       25.24      19.42      12.92
Three Years                         (5.65)      (0.08)     (2.29)     12.34
Since Public Offering 1/2/96        10.13       10.88       8.75      12.56

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 49.3% OF NET ASSETS)

HILTON HOTELS CORPORATION (HLT)                                            15.6%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

FOREST CITY ENTERPRISES, INC. (FCE)                                        11.7%
A diversified, national real estate owner and operator of retail and office properties, as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport redevelopment, and mixed-use projects in both New York's Times Square and San Francisco.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      9.0%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, and apartments. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed-use development at Mission Bay on the waterfront in downtown San Francisco.

PRIME GROUP REALTY TRUST (PGE)                                              7.2%
A REIT that owns over 9 million square feet of central business district and suburban office space predominantly in the Chicago area. Also owns over 5 million square feet of industrial properties and has the right to over 9 million square feet of developable space.

EXCEL LEGACY CORPORATION (XLG)                                              5.8%
A C-corp. focused on development, redevelopment, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed-use retail/entertainment developments primarily located in the western U.S. including Scottsdale, Anaheim, and Newport, KY across the river from Cincinnati.

                       REALTY FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 2000 THROUGH SEPTEMBER 30, 2000

             NEW HOLDINGS                           ELIMINATIONS
             ------------                           ------------
CO Space, Inc. Voting Trust* (Beacon    CO Space, Inc. Voting Trust* (Beacon
  Capital Partners, Inc.)               Capital Partners, Inc.)
Cypress Communications, Inc. Voting     Cousins Properties   Incorporated
  Trust* (Beacon Capital Partners,      Cypress Communication, Inc.
  Inc.)                                   Voting Trust* (Beacon   Capital
                                          Partners, Inc.)
                                        The Pioneer Group, Inc.
                                        Prime Retail, Inc.
                                        Rayonier Inc.

 * Acquired through spin-off of existing position (name of original holding).

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2000 (UNAUDITED)

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock 87.9%
                     Diversified Realty 26.0%
     3,182,500   *   Catellus Development Corporation................   $ 55,693,750
     2,040,900   *   Excel Legacy Corporation........................      4,847,137
     1,864,050       Forest City Enterprises, Inc. - Class A.........     67,105,800
       148,600       Forest City Enterprises, Inc. - Class B.........      5,461,050
     1,640,000       TrizecHahn Corporation (Foreign)................     27,572,500
                                                                        ------------
                                                                         160,680,237
                                                                        ------------
                     Lodging 25.1%
     8,365,000       Hilton Hotels Corporation.......................     96,720,312
     2,709,000       Host Marriott Corporation (REIT)................     30,476,250
       767,300       Marriott International, Inc.....................     27,958,494
                                                                        ------------
                                                                         155,155,056
                                                                        ------------
                     Mortgage Financing 3.9%
     2,250,647       Bay View Capital Corp...........................     24,194,455

                     Natural Resources/Land 11.0%
       650,000       Deltic Timber Corporation.......................     11,009,375
     4,156,000       TimberWest Forest Corp. (Foreign)...............     29,831,716
     1,565,000       Waste Management, Inc...........................     27,289,687
                                                                        ------------
                                                                          68,130,778
                                                                        ------------
                     Office 14.9%
     1,885,000       Beacon Capital Partners, Inc. (REIT)(b).........     18,451,323
       689,000       Boston Properties Inc. (REIT)...................     29,583,938
     2,810,700       Prime Group Realty Trust (REIT).................     44,268,525
                                                                        ------------
                                                                          92,303,786
                                                                        ------------
                     Retail 7.0%
     1,223,800       Getty Realty Corp...............................     13,997,213
     1,534,700   *   IHOP Corp.......................................     29,351,137
                                                                        ------------
                                                                          43,348,350
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $538,762,636).........    543,812,662
                                                                        ------------

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2000 (UNAUDITED)

      SHARES                                                         MARKET VALUE
    ----------                                                       ------------
Preferred Stock 5.0%
                  Diversified Realty 5.0%
    14,600,000   *Excel Legacy Corporation - Series A Liquidating
                  Preference Convertible (Cost $73,000,000)(b)....   $ 31,207,500
                                                                     ------------
      UNITS
    ----------
Trust Units 1.3%
                  Lodging 1.3%
        98,506    Wyndham International, Inc. Voting Trust (Cost
                  $9,440,147)(b)..................................      7,880,480
                                                                     ------------
    CONTRACTS
    ----------
Options 0.1%
                  Natural Resources/Land 0.1%
                  Put Options Written
         8,461    Newhall Land and Farming Company, expiring
                  April '01 @ $25 (Premiums received
                  $2,581,033).....................................     (1,624,512)
                  Call Options Purchased
         8,461    Newhall Land and Farming Company, expiring
                  April '01 @ $25 (Cost $3,711,631)...............      1,903,725
                                                                     ------------
                                                                          279,213
                                                                     ------------
       PAR
    ----------
Short-Term Obligation 3.9%
    23,839,000       Repurchase Agreement with State Street Bank,
                       5.55% due 10-2-00 (Collateralized by U.S.
                       government agency securities).................     23,839,000
                                                                        ------------
TOTAL INVESTMENTS (COST $646,172,381)(a)......................   98.2%   607,018,855
OTHER ASSETS AND LIABILITIES, NET.............................    1.8     11,390,004
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $618,408,859
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $14.11
                                                                              ======

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid, board valued security.

Note: REITs comprise 20% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 9% of net assets.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund completed a second consecutive quarter of strong absolute and relative performance. The Fund rose 4.9% over the last three months while the Russell 2000 advanced 1.1% and the Value-Line appreciated 2.9%. Year-to-date the Small-Cap Fund is up 6.5% versus 4.2% for the Russell 2000 and -2.6% for the Value Line.

Several holdings contributed to our successful quarter. Gulf Canada, our largest position, continued its upward pace, advancing 12% in the quarter for a total return of 59% this year. The strength in oil and gas prices combined with an efficient cost structure have dramatically increased free cash flow at Gulf. The stock sells for approximately 60% of our conservative appraisal, even after we have reaped large gains.

Continued pricing strength in the commercial property/ casualty insurance business increased profitability for Hilb, Rogal & Hamilton. The stock rose 20% during the quarter. The MONY Group produced substantial free cash flow and, coupled with renewed market interest in financial services, the stock climbed 18% over the last three months.

Genlyte rose 21% over the last three months. The company began to reap the benefits of 4-5% pricing increases earlier this year and made substantial progress assimilating its lighting business with Thomas Industries' lighting division at Genlyte-Thomas LLC.

A few of our stocks declined in the quarter. At Wisconsin Central fuel prices hurt margins and growth in all three locations (North America, U.K., and New Zealand) slowed. New management at each rail is working to turn around results. The company remains attractive to larger railroads which are prohibited by the Surface Transportation Board from executing mergers until June 2001. We have filed a 13-D to enable us to have open conversations with management and other large shareholders to chart an optimal outcome. The company remains at 50% of appraisal.

U. S. Industries also dropped during the quarter amid fears of lower demand and foreign currency weakness. Highly competent owner operators are running USI. They compete by being the low-cost producer, cutting costs more quickly than prices. The company is now focused on its core plumbing and hardware businesses and will be distributing its lighting company to shareholders.

Wyndham did not enjoy the price appreciation that many lodging companies experienced in the third quarter. Although cash flow from operations increased, reported numbers were deflated due to asset sales. Management is strengthening the brand and the balance sheet. The company remains one of the most undervalued businesses we own at Southeastern.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

During the quarter we sold our remaining stake in Perrigo. We used the proceeds as well as cash inflows to add two new holdings, Ralcorp and USG.

The Small-Cap Fund's portfolio is well positioned with competitively entrenched businesses and a number of superb corporate partners. In aggregate the Fund sells for 55% of our appraisal. We are fully invested and have several new ideas ready for new cash. Our confidence emanates from our holdings. For those with access to this closed fund, Longleaf Partners Small-Cap Fund is a buy.

                      SMALL-CAP FUND - PERFORMANCE HISTORY
                             AND PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000

                                                                 Value-Line
                                      SMALL-CAP   Russell 2000   (Geometric)   Inflation
                                        FUND         Index          Index      Plus 10%*
                                      ---------   ------------   -----------   ---------
Year-to-Date                             6.49%        4.18%         (2.59)%      10.17%
One Year                                 6.06        23.39           0.53        12.92
Five Years                              16.57        12.38           4.87        12.44
Ten Years(a)                            14.59        16.93           8.27        12.68
Since Public Offering 2/21/89(a)        11.55        12.67           4.68        13.17

(a) From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

 * Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 29.5% OF NET ASSETS)

GULF CANADA RESOURCES LIMITED (GOU)                                         8.3%
Canadian based exploration and production company with oil and natural gas assets across the world.

FLEMING COMPANIES, INC. (FLM)                                               6.2%
A leading food wholesaler which also has Food 4 Less retail stores.

HILB, ROGAL AND HAMILTON COMPANY (HRH)                                      5.2%
An insurance broker with over 65 agencies focused on mid-sized commercial and industrial accounts across the U.S. and Canada.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    4.9%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

CATELLUS DEVELOPMENT CORPORATION(CDX)                                       4.9%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, and apartments. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed-use development at Mission Bay on the waterfront in downtown San Francisco.

                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 2000 THROUGH SEPTEMBER 30, 2000

           NEW HOLDINGS                      ELIMINATIONS
           ------------                      ------------
Fairfax Financial Holdings Limited  Carmike Cinemas, Inc. - Class A
Hollinger International Inc.        Cousins Properties Incorporated
Ralcorp Holdings, Inc.              Midas Inc.
USG Corporation                     Perrigo Company
                                    The Pioneer Group, Inc.
                                    Romac International, Inc.
                                    Safety-Kleen Corp.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2000 (UNAUDITED)

      SHARES                                                          MARKET VALUE
    ----------                                                       --------------
Common Stock 96.6%
                  Agriculture 3.2%
     1,015,400   *Agribrands International, Inc..................   $   44,296,825

                  Beverages 2.6%
     3,052,900    Whitman Corporation............................       35,299,156

                  Commercial Lighting 7.0%
     2,407,500   *Genlyte Group Incorporated.....................       61,541,719
     1,692,850    Thomas Industries, Inc.........................       34,280,212
                                                                    --------------
                                                                        95,821,931
                                                                    --------------
                  Food 1.9%
     1,819,800   *Ralcorp Holdings, Inc..........................       25,704,675

                  Food -- Wholesale 6.2%
     6,444,000    Fleming Companies, Inc.........................       84,174,750

                  Health Care 1.9%
     1,967,600   *Pediatrix Medical Group, Inc...................       25,455,825

                  Life Insurance 4.9%
     1,675,000    The MONY Group Inc.............................       66,790,625

                  Lodging 4.5%
     2,829,653    Hilton Hotels Corporation......................       32,717,863
    15,450,400   *Wyndham International, Inc. - Class A..........       28,003,850
                                                                    --------------
                                                                        60,721,713
                                                                    --------------
                  Manufacturing 14.0%
     1,788,240    AMETEK, Inc....................................       37,888,335
     1,740,000   *The Carbide/Graphite Group, Inc................        6,280,356
     2,392,200   *Scott Technologies, Inc........................       42,386,913
     2,170,600    USG Corporation................................       54,400,662
     5,093,800    U.S. Industries, Inc...........................       50,619,637
                                                                    --------------
                                                                       191,575,903
                                                                    --------------
                  Mortgage Financing 2.5%
     3,114,700    Bay View Capital Corp..........................       33,483,025

                  Natural Resources 13.0%
       845,000    Deltic Timber Corporation......................       14,312,188
    20,936,560   *Gulf Canada Resources Limited (Foreign)........      112,534,010
     6,950,000    TimberWest Forest Corp. (Foreign)..............       49,887,013
                                                                    --------------
                                                                       176,733,211
                                                                    --------------

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                       AT SEPTEMBER 30, 2000 (UNAUDITED)

      SHARES                                                         MARKET VALUE
    ----------                                                      --------------
                  Property & Casualty Insurance 13.7%
       248,760   *Alleghany Corporation..........................   $   48,756,960
       537,381    Fairfax Financial Holdings Limited (Foreign)...       67,235,128
     1,700,700    Hilb, Rogal and Hamilton Company...............       70,897,931
                                                                    --------------
                                                                       186,890,019
                                                                    --------------
                  Publishing 4.0%
     3,443,600    Hollinger International Inc. (Foreign).........       57,680,300

                  Real Estate 7.0%
     3,829,600   *Catellus Development Corporation...............       67,018,000
     1,443,400   *IHOP Corp.(b)..................................       27,605,025
                                                                    --------------
                                                                        94,623,025
                                                                    --------------
                  Restaurants 1.4%
       982,400   *VICORP Restaurants, Inc........................       19,156,800

                  Retail 4.5%
     2,115,900   *The Neiman Marcus Group, Inc. -- Class B.......       60,567,638

                  Transportation 4.3%
     5,550,800   *Wisconsin Central Transportation Corporation...       58,630,325
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,221,222,756)..................    1,317,605,746
                                                                       --------------

       PAR
    ----------
Short-Term Obligation 2.5%
    34,614,000       Repurchase Agreement with State Street Bank,
                       5.55% due 10-2-00 (Collateralized by U.S.
                       government agency securities)................       34,614,000
                                                                       --------------
TOTAL INVESTMENTS (COST $1,255,836,756)(a)...................   99.1%   1,352,219,746
OTHER ASSETS AND LIABILITIES, NET............................    0.9       11,815,946
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,364,035,692
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $21.51
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 21% of net assets.

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                                 (800) 445-9469

FUND INFORMATION                                                        OPTION 1
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES                                                       OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION                                                     OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES                                                   OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:                                 By Overnight Courier:
Longleaf Partners Funds                       Longleaf Partners Funds
P.O. Box 9694                                 c/o PFPC
Providence, RI 02940-9694                     4400 Computer Drive
                                              Westborough, MA 01581
                                              (508) 871-8800

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  G. Staley Cates
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  G. Staley Cates, Co-Portfolio Manager and President

  John B. Buford, Co-Portfolio Manager of the Partners and Small-Cap Funds and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments

  E. Andrew McDermott, Assistant Portfolio Manager of the International Fund and Vice President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations, Chief Financial
     Officer and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  Randy D. Holt, Vice President

  Andrew R. McCarroll, Vice President, Secretary and Assistant General Counsel

Transfer Agent
  PFPC, Inc.
  Westborough, Massachusetts

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                           Longleaf Partners Funds (SM)
                                    c/o PFPC
                                 P.O. Box 9694
                           Providence, RI 02940-9694
                                 (800) 445-9469
                            www.longleafpartners.com